UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2002

MONSANTO COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16167	43-1878297

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri 63167

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 694-1000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release, dated September 26, 2002
EX-99.2 Slide Presentation by Chief Tech. Officer

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

99.1	Press Release, dated September 26, 2002, issued by Monsanto Company

99.2	Slide presentation by the Chief Technology Officer of Monsanto Company, dated September 26, 2002

ITEM 9. REGULATION FD DISCLOSURE

     On September 26, 2002, Monsanto Company’s Chief Technology Officer, Robert T. Fraley, Ph.D., will speak at the Credit Suisse First Boston 15th Annual Chemicals Conference in New York. A press release dated September 26, 2002, issued by Monsanto Company, and a slide presentation given at the conference, are attached to this report as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

     We are furnishing the information contained in this report, including the attached slide presentation, pursuant to Regulation FD promulgated by the Securities and Exchange Commission (“SEC”). This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that is not otherwise publicly available.

     The information contained in this report, including the information contained in the attached slide presentation, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, including the information contained in the attached slide presentation, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

     Certain statements contained in this report, including the information contained in the attached slide presentation, such as statements concerning the company’s anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are “forward-looking statements.” These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company’s actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company’s Roundup herbicide; the success of the company’s research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the accuracy of the company’s estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the company’s ability to continue to manage its costs; the company’s ability to successfully market

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new and existing products in new and existing domestic and international markets; the company’s ability to obtain payment for the products that it sells; the company’s ability to achieve and maintain protection for its intellectual property; the effects of the company’s accounting policies and changes in generally accepted accounting principles; the company’s exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, product liability, regulatory compliance (including seed quality), environmental contamination and antitrust; the effect of weather conditions and commodity markets on the agriculture business; the company’s ability to fund its short-term financing needs; general economic and business conditions; any changes in business, political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company’s filings with the U.S. Securities and Exchange Commission. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise

     A copy of the attached slide presentation is available for viewing under the “Investors” page on our website located at http:\\www.monsanto.com, although we reserve the right to discontinue that availability at any time.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 26, 2002	MONSANTO COMPANY

		By:	/s/ Michael L. DeCamp
		Name:	Michael L. DeCamp Assistant Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated September 26, 2002, issued by Monsanto Company

99.2	Slide presentation by the Chief Technology Officer of Monsanto Company, dated September 26, 2002

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